Neuberger&Berman Equity Assets[SERVICEMARK]

Supplement to the Prospectus dated March 31, 1997

      The table on page 4 under the heading, "SUMMARY -- The Funds and Portfolios; Risk Factors," is amended to read as follows:

NEUBERGER&BERMAN
EQUITY ASSETS          INVESTMENT STYLE           PORTFOLIO CHARACTERISTICS

MANHATTAN ASSETS       Broadly diversified,       Invests in securities believed
                       small-, medium- and        to have the maximum potential
                       large-cap growth fund.     for long-term capital
                                                  appreciation. Portfolio
                                                  managers seek stocks of
                                                  companies that are projected
                                                  to grow at above-average rates
                                                  and that may appear poised for
                                                  a period of accelerated
                                                  earnings.


      The following replaces pages 5-6 under the heading, "SUMMARY -- The Neuberger&Berman Investment Approach":

      While each Portfolio has its own investment objective, policies, and limitations, each Portfolio is managed using one of two basic investment approaches -- value or growth.
      A value-oriented portfolio manager buys stocks that are selling for less than their perceived market values. These include stocks that are currently under-researched or are temporarily out of favor on Wall Street.
      Portfolio managers identify value stocks in several ways. One of the most common identifiers is a low price-to-earnings ratio -- that is, stocks selling at multiples of earnings per share that are lower than that of the market as a whole. Other criteria are high dividend yield, a strong balance sheet and financial position, a recent company restructuring with the potential to realize hidden values, strong management, and low price-to-book value (net value of the company's assets). A value-oriented manager believes that, over time, securities that are undervalued are more likely to appreciate in price and be subject to less risk of price decline than securities whose market prices have already reached their perceived economic values. This approach also contemplates selling portfolio securities when N&B Management believes they have reached their potential.
      While a value approach concentrates on securities that are undervalued in relation to their fundamental economic values, a growth approach seeks stocks of companies that N&B Management projects will grow at above-average rates and faster than others expect. While a growth portfolio manager may be willing to pay a higher multiple of earnings per share than a value manager, the multiple tends to be reasonable relative to the manager's expectation of the company's earnings growth rate.

      In general, Neuberger&Berman FOCUS, Neuberger&Berman GENESIS, Neuberger&Berman GUARDIAN, and Neuberger&Berman PARTNERS Portfolios adhere to a value-oriented investment approach. Neuberger&Berman MANHATTAN Portfolio adheres to a growth-oriented investment approach. Neuberger&Berman MANHATTAN Portfolio is therefore willing to invest in securities with prices that are higher multiples of earnings than securities purchased by the other Portfolios, but generally buys companies that have higher earnings growth rates.

      The following replaces pages 18-19 under the heading, "INVESTMENT PROGRAMS -- Neuberger&Berman MANHATTAN Portfolio":

      The investment objective of Neuberger&Berman MANHATTAN Portfolio and Neuberger&Berman MANHATTAN Assets is to seek capital appreciation without regard to income.
      Neuberger&Berman MANHATTAN Portfolio can invest in securities of small-, medium-, and large-capitalization companies believed to have the maximum potential for long-term capital appreciation. The portfolio managers currently intend to focus primarily on the securities of medium-capitalization companies. The portfolio managers do not seek to invest in securities that pay dividends or interest, and any such income is incidental.
      The  Portfolio  uses  a  growth-oriented  investment  approach.  When  N&B
Management believes that particular securities have greater potential for long-term capital appreciation, the Portfolio may purchase such securities at prices with relatively higher multiples to measures of economic value (such as earnings or cash flow) than other Portfolios. In selecting stocks, N&B Management considers, among other factors, a company's financial strength, competitive position, projected future earnings, management strength and experience, reasonable valuation and other investment criteria. The Portfolio also diversifies its investments among companies and industries.
      The Portfolio's growth investment program involves greater risks and share price volatility than programs that invest in more undervalued securities. Investments in smaller and medium sized companies may present greater opportunities for capital appreciation, but may involve greater risks and share price volatility than investment in securities of larger capitalization companies. These companies may have limited product lines, market or financial resources, or they may be dependent upon a limited management group. Their securities may be traded only in the over-the-counter market or on a regional securities exchange. As a result, such companies may be subject to more abrupt or erratic market movements than larger, more established companies, and any such movements may be reflected in the Fund's net asset value. Moreover, the Portfolio does not follow a policy of active trading for short-term profits. Accordingly, the Portfolio may be more appropriate for investors with a longer-range perspective.

      The following replaces pages 31-33 under the heading, "MANAGEMENT AND ADMINISTRATION--Investment Manager, Administrator, Distributor, and Sub-Adviser":

      Unless otherwise indicated, the following is five-year information about the individuals who are primarily responsible for the day-to-day management of the Portfolios.

      Neuberger&Berman FOCUS Portfolio and Neuberger&Berman GUARDIAN Portfolio - Kent C. Simons and Kevin L. Risen are co-managers of the Portfolios. Mr. Simons and Mr. Risen are Vice Presidents of N&B Management and principals of Neuberger&Berman. Mr. Simons has had responsibility for Neuberger&Berman FOCUS Portfolio since 1988, and for Neuberger&Berman GUARDIAN Portfolio since 1983. Mr. Risen has had those responsibilities since 1996, and during the year prior thereto, he was a portfolio manager for Neuberger&Berman. He was a research analyst at Neuberger&Berman from 1992 to 1995.
      Neuberger&Berman GENESIS Portfolio - Judith M. Vale and Robert W. D'Alelio are co-managers of the Portfolio. Ms. Vale and Mr. D'Alelio have been senior members of Neuberger&Berman's Small Cap Group since 1992 and 1996, respectively, and are both Vice Presidents of N&B Management. Ms. Vale is a principal of Neuberger&Berman. Ms. Vale and Mr. D'Alelio have been primarily responsible for the day-to-day management of Neuberger&Berman GENESIS Portfolio since February 1994 and July 1997, respectively. Mr. D'Alelio was a senior portfolio manager for another investment management group from 1992 to 1996.
      Neuberger&Berman  MANHATTAN  Portfolio  - Jennifer K. Silver and Brooke A.
Cobb are co-managers of the Portfolio. Ms. Silver is Director of the Neuberger&Berman Growth Equity Group and both she and Mr. Cobb are Vice Presidents of N&B Management. Ms. Silver is a principal of Neuberger&Berman. Both Ms. Silver and Mr. Cobb have had responsibility for Neuberger&Berman MANHATTAN Portfolio since July 1997. Previously, Ms. Silver was a portfolio manager for several large mutual funds managed by a prominent investment adviser. Mr. Cobb was the chief investment officer for an investment advisory firm managing individual accounts from 1995 to 1997 and, from 1992 to 1995, a portfolio manager of a large mutual fund managed by a prominent investment adviser.
      Neuberger&Berman PARTNERS Portfolio - Michael M. Kassen and Robert I. Gendelman are co-managers of the Portfolio. Mr. Kassen and Mr. Gendelman are Vice Presidents of N&B Management and principals of Neuberger&Berman. Mr. Kassen and Mr. Gendelman have had responsibility for Neuberger&Berman PARTNERS Portfolio since June 1990 and October 1994, respectively. Mr. Kassen has been an employee of N&B Management since 1990. Mr. Gendelman was a portfolio manager for another mutual fund manager from 1992 to 1993.
      Neuberger&Berman  acts as the principal  broker for the  Portfolios in the purchase and sale of portfolio securities and in the sale of covered call options, and for those services receives brokerage commissions. In effecting securities transactions, each Portfolio seeks to obtain the best price and execution of orders. For more information, see the SAI.
      The principals and employees of Neuberger&Berman and officers and employees of N&B Management, together with their families, have invested over $100 million of their own money in Neuberger&Berman Funds.
      To mitigate the possibility that a Portfolio will be adversely affected by employees' personal trading, the Trust, Managers Trust, N&B Management, and Neuberger&Berman have adopted policies that restrict securities trading in the personal accounts of the portfolio managers and others who normally come into possession of information on portfolio transactions.

      This Supplement supersedes the Supplement dated July 15, 1997.

      The date of this Supplement is July 31, 1997.


                                       3



                        NEUBERGER & BERMAN EQUITY ASSETS
            Supplement dated July 31, 1997 to Statement of Additional
                        Information dated March 31, 1997

                             INVESTMENT INFORMATION

The sections regarding the investment programs and managers of the Portfolios (pages 6 - 9) are revised to read as follows:

NEUBERGER & BERMAN MANHATTAN PORTFOLIO

            Neuberger & Berman MANHATTAN Portfolio's objective is capital appreciation, without regard to income. The Portfolio differs from other Portfolios in its willingness to invest in stocks with price/earnings ratios or price-to-cash-flow ratios that are higher relative to those of the general market but that are reasonable relative to the companies' earnings growth rates. The Portfolio is comprised of what the portfolio co-managers believe are stocks of financially sound companies with a special market capability, management strength and experience, a competitive advantage or a product that makes them particularly attractive over the long term.

            Neuberger & Berman MANHATTAN Portfolio's co-managers view value on both a relative and an absolute basis, so the Portfolio may buy stocks with somewhat above-market historical growth rates. The Portfolio steers clear of popular growth stocks selling at extremely high prices.

NEUBERGER & BERMAN GENESIS PORTFOLIO

            The predecessor of Neuberger & Berman GENESIS Fund (which, like Neuberger & Berman GENESIS Trust, invests all of its net investable assets in Neuberger & Berman GENESIS Portfolio) was established in 1988. A fund dedicated primarily to small-capitalization stocks (companies with total market value of outstanding common stock of up to $1.5 billion at the time the Portfolio invests), Neuberger & Berman GENESIS Portfolio is devoted to the same value principles as most of the other equity funds managed by N&B Management. The Portfolio is comprised of what the portfolio co-managers believe are small-cap stocks with solid earnings today, not just promises for tomorrow.

            Many people think that small-capitalization stock funds are predominantly invested in high-risk companies. That is not necessarily the case. Neuberger & Berman GENESIS Portfolio looks for the same fundamentals in small-capitalization stocks as other Portfolios look for in stocks of larger companies. The portfolio co-managers stick to the areas they understand. They look for the most persistent earnings growth at the lowest multiple, as well as for well-established companies with entrepreneurial management and sound finances. Also considered are catalysts to exposing value, such as management changes and new product lines. Often, these are firms that have suffered temporary setbacks or undergone a restructuring.

            Neuberger & Berman GENESIS Portfolio's motto is "boring is beautiful." Instead of investing in trendy, high-priced stocks that tend to hurt shareholders on the downside, the Portfolio looks for little-known, solid, growing companies whose stocks the managers believe are wonderful bargains.

AN INTERVIEW WITH THE CO-PORTFOLIO MANAGER

            Q:    If I  already  own a  large-cap  stock  fund,  why  should I consider investing in a small-cap fund as well?

            A:    Look at how fast a sapling grows  compared to, say, a mature tree. Much of the same can be true about companies. It's possible for a smaller company to grow 50% faster than an IBM or a Coca-Cola.

            So, many small-cap stocks offer superior growth potential. Consider the cereal you eat, the detergent you use, the coffee you drink -- and imagine if you had invested in these products BEFORE they became household names. If you had invested only in the blue-chip companies of the day, you would have missed out on these opportunities.

            Of course, we're not advocating investing in a portfolio consisting only of small-cap stock funds. It pays to diversify. Let's look back about 25 years. While past performance cannot indicate future performance, small-cap stocks outperformed larger-cap stocks 16 out of the 25 years from 1971 to 1996, which means larger-cap stocks did better the rest of the time.1/

            Q:    Neuberger  &  Berman   GENESIS  Trust  is  classified  as  a
"small-cap value fund." To many people, "small-cap value" is an oxymoron. Can you clarify the Portfolio's investment approach?

            A: We understand the confusion. After all, a lot of people equate "small-cap" with "growth." They also equate "value" with "cheap." At Neuberger & Berman GENESIS Portfolio, we're 100% behind finding GROWING small-cap companies -- what we believe are highly profitable companies with solid records and promising futures. So where do we part company with managers who follow a

----------------------------

1/ Results are on a total return basis and include reinvestment of all dividends and capital gain distributions. Small-cap stocks are represented by the fifth capitalization quintile of stocks on the NYSE from 1971 to 1981 and performance of the Dimensional Fund Advisors (DFA) Small Company Fund from 1982 to 1996. Larger-cap stocks are represented by the S&P "500" Index, an unmanaged group of stocks. Please note that indices do not take into account any fees or expenses of investing in the individual securities that they track. Data about these indices are prepared or obtained by N&B Management. The Portfolio may invest in many securities not included in the above-described indices. Source: STOCKS, BONDS, BILL AND INFLATION 1996 YEARBOOKTM, Ibbotson Associates, Chicago (annually updates work by Roger G. Ibbotson and Rex A. Sinquefield). Used with permission. All rights reserved.

"small-cap growth" style? It comes down to how much growth and at what price. Small-cap growth investors seem willing to pay a premium for vastly superior growth. This results in two problems: a) growth tends to be discounted by the premium valuations, and b) the growth expectations are so high as to be unsustainable. We believe superior yet more stable returns can be purchased at significant discounts. They may be found in mundane, perhaps even boring, industries. Remember, the same glamorous appeal that attracts so many growth investors also attracts competitors.

            In that respect, we're "value" managers. Yet we'd like to make this point clear: Low price-to-earnings multiples, in and of themselves, cannot justify a "buy" decision. When we search for growing, high-quality small-cap companies selling at what we feel are bargain prices, we ask ourselves: Is the company cheap for a good reason? Or, does it have the financial muscle and the management talent to make it into the big leagues?

            Q:    Let's turn to  specifics.  What  criteria are used to decide which small-cap companies make the cut -- and which ones don't?

            A: Over the years, we've seen hundreds of small-cap companies that flourished and just as many that failed to deliver on their early promises. What made the difference? While every case is unique, here are a few important traits of the winners.

            First of all, a successful small-cap company normally produces high returns. In practice, this means the business has a number of barriers to entry. Perhaps the company has a technology that's hard to duplicate. Or maybe it can make a product at a substantially lower cost than anyone else. Unlike most businesses, it has an advantage that allows it to continue earning above-market returns.

            In addition to having a competitive edge, a successful small-cap company should generate healthy cash flow. With excess cash, a company has the ability to finance its own growth without diluting the ownership stake of existing stockholders by issuing more shares.

            No small-cap company can grow without having the right people on board. That's why we spend so much time meeting the CEOs and CFOs of small-cap companies. While we question the managers about future plans and strategies, we spend as much time evaluating them as people. Do they seem honest and capable? Or do they puff up their case? Making portfolio decisions is a lot about making character judgments -- who has the stuff to manage a growing company, and who doesn't.

            THE RISKS INVOLVED IN SEEKING CAPITAL APPRECIATION FROM INVESTMENTS PRIMARILY IN COMPANIES WITH SMALL MARKET CAPITALIZATION ARE SET FORTH IN THE PROSPECTUS.


                                       3